                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  May 13, 1998

                        AMERICAN BUSINESS PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


       GEORGIA                                    1-7088                                   58-1030529
      (State of                            (Commission File No.)                        (I.R.S. Employer
    incorporation)                                                                     Identification No.)


                       2100 RIVEREDGE PARKWAY, SUITE 1200
                             ATLANTA, GEORGIA 30328
          (Address of principal executive offices, including zip code)

                                 (770) 953-8300
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     On May 13, 1998, the Registrant announced that it had sold its investment in the Company's European envelope manufacturing joint venture, Curtis 1000 Europe GmbH. The Company expects to book a loss in the second quarter of 1998 on the sale of approximately $1.4 million after taxes.

     The Registrant also announced a decision to pursue a new, less costly solution for order entry systems at Curtis 1000 Inc. The Company expects to record a charge in the second quarter of 1998 of approximately $3.0 million after taxes to write off Curtis 1000's former custom designed software system for order entry.

     Details are contained in the Press Release, issued May 13, 1998 filed as
     Exhibit 99 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

         The following exhibit is filed herewith:


         EXHIBIT NO.                                          DESCRIPTION
         -----------                                          -----------
             99                                    Press Release, issued May 13, 1998

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   AMERICAN BUSINESS PRODUCTS, INC.



Dated:  May 26, 1998               /s/ Richard G. Smith
                                   -------------------------
                                   Richard G. Smith
                                   Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


         The following exhibits are filed as part of this Report.


         EXHIBIT NO.                           DESCRIPTION                              PAGE NO.
         -----------                           -----------                              --------
             99                     Press Release, issued May 13, 1998


                                       3